                                                                   EXHIBIT 10.09



                     SECURED FULL RECOURSE PROMISSORY NOTE
                              Livermore, California


$_________________________                            ____________________, 20__


Reference is made to that certain Stock Option Agreement (the "PURCHASE AGREEMENT") of even date herewith, by and between the undersigned (the "PURCHASER") and FormFactor, Inc., a Delaware corporation (the "COMPANY"), issued to Purchaser under the Company's Management Incentive Option Plan (the "PLAN"). This Secured Full Recourse Promissory Note (the "NOTE") is being tendered by Purchaser to the Company as part of the total purchase price of the Shares (as defined below) pursuant to the Purchase Agreement.

        1. OBLIGATION. In exchange for the issuance to the Purchaser pursuant to the Purchase Agreement of ______________ shares of the Company's Common Stock (the "SHARES"), receipt of which is hereby acknowledged, Purchaser hereby promises to pay to the order of the Company on or before _______________, _____, at the Company's principal place of business, or at such other place as the Company may direct, the principal sum of ________________________ Dollars ($__________) together with interest compounded semi-annually on the unpaid principal at the rate of _________ percent (___%), which rate is not less than the minimum rate established pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, on the earliest date on which there was a binding contract in writing for the purchase of the Shares; provided, however, that the rate at which interest will accrue on unpaid principal under this Note will not exceed the highest rate permitted by applicable law. All payments hereunder shall be made in lawful tender of the United States.

        2. SECURITY. Performance of Purchaser's obligations under this Note is secured by a security interest in the Shares granted to the Company by Purchaser under a Stock Pledge Agreement dated of even date herewith between the Company and Purchaser (the "PLEDGE AGREEMENT").

        3. EVENTS OF DEFAULT. Purchaser will be deemed to be in default under this Note upon the occurrence of any of the following events (each an "EVENT OF DEFAULT"): (i) upon Purchaser's failure to make any payment when due under this Note; which failure shall continue for a period of ten (10) days after such due date; (ii) Purchaser is Terminated (as defined in the Plan) for any reason;
(iii) the failure of any representation or warranty in the Pledge Agreement to have been true, the failure of Purchaser to perform any obligation under the Pledge Agreement, or upon any other breach by the Purchaser of the Pledge Agreement; (iv) any voluntary or involuntary transfer of any of the Shares or any interest therein (except a transfer to the Company); (v) upon the filing regarding the Purchaser of any voluntary or involuntary petition for relief under the United States Bankruptcy Code or the initiation of any proceeding under federal law or law of any other jurisdiction for the general relief of debtors; or (vi) upon the execution by Purchaser of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Purchaser's assets or property.

        4. ACCELERATION; REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default, at the option of the Company, all principal and other amounts owed under this Note shall become immediately due and payable without notice or demand on the part of the Company, and the Company will have, in addition to its rights and remedies under this Note, the

Pledge Agreement, full recourse against any real, personal, tangible or intangible assets of Purchaser, and may pursue any legal or equitable remedies that are available to it.

        5. RULE 144 HOLDING PERIOD. PURCHASER UNDERSTANDS THAT THE HOLDING PERIOD SPECIFIED UNDER RULE 144(d) OF THE SECURITIES AND EXCHANGE COMMISSION WILL NOT BEGIN TO RUN WITH RESPECT TO SHARES PURCHASED WITH THIS NOTE UNTIL EITHER (i) THE EXERCISE PRICE OF SUCH SHARES IS PAID IN FULL IN CASH OR BY OTHER PROPERTY ACCEPTED BY THE COMPANY, OR (ii) THIS NOTE IS SECURED BY COLLATERAL, OTHER THAN THE SHARES THAT HAVE NOT BEEN FULLY PAID FOR IN CASH, HAVING A FAIR MARKET VALUE AT LEAST EQUAL TO THE AMOUNT OF PURCHASER'S THEN OUTSTANDING OBLIGATION UNDER THIS NOTE (INCLUDING ACCRUED INTEREST).

        6. PREPAYMENT. Prepayment of principal and/or other amounts owed under this Note may be made at any time without penalty. Unless otherwise agreed in writing by the Company, each payment will be applied to the extent of available funds from such payment in the following order: (i) first to the accrued and unpaid costs and expenses under the Note or the Pledge Agreement, (ii) then to accrued but unpaid interest, and (iii) lastly to the outstanding principal.

        7. GOVERNING LAW; WAIVER. The validity, construction and performance of this Note will be governed by the internal laws of the State of California, excluding that body of law pertaining to conflicts of law. Purchaser hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

        8. ATTORNEYS' FEES. If suit is brought for collection of this Note, Purchaser agrees to pay all reasonable expenses, including attorneys' fees, incurred by the holder in connection therewith whether or not such suit is prosecuted to judgment.

        IN WITNESS WHEREOF, Purchaser has executed this Note as of the date and year first above written.


---------------------------------------       ----------------------------------
    Purchaser's Name [type or print]          Purchaser's Signature

                          FULL RECOURSE PROMISSORY NOTE
                              Livermore, California



$_________________________                            ____________________, 19__


        FOR VALUE RECEIVED, ______________ (the "Maker") promises to pay to FormFactor, Inc., a Delaware corporation (the "Company"), or order, the principal sum of __________________________ ($____________) (such amount representing the total purchase price of the Common Stock minus the payment received for the aggregate value of the par value of the Common Stock), together with interest on the unpaid principal hereof from the date hereof at the rate of ____% per annum, compounded semiannually.

        Subject to the following two sentences, principal and interest shall be due and payable on the date this Note is due and payable. Should the undersigned fail to make full payment of any installment of principal or interest for a period of 10 days or more after the due date thereof, or should the undersigned's employment or consulting relationship with the Company be terminated for any reason (or for no reason), the whole unpaid balance on this Note of principal and interest shall become immediately due at the option of the holder of this Note. This promissory note shall be due and payable (if not previously due and payable or paid in fact) upon the earliest to occur of any of the following: (i) the date the Maker is entitled to sell shares in an established public market or (ii) the date the Maker receives cash from an acquiror of the Company in connection with such acquisition or (iii) the date the Maker is entitled to sell any securities received in any such acquisition or
(iv) the sixth anniversary of the date of this Note. Payments of principal and interest shall be made in lawful money of the United States of America.

        The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

        This Note is subject to the terms of a Restricted Stock Purchase Agreement, dated as of ______________. This Note is secured by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

        Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.

        THE HOLDER OF THlS NOTE MAY PROCEED AGAINST ANY ASSETS OF THE MAKER, OR AGAINST THE COLLATERAL SECURING THIS NOTE, OR BOTH, IN THE EVENT OF DEFAULT.



Name: ____________________________              ________________________________